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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------

                               AMENDMENT NO. 1
                                     ON
                                 FORM 8-K/A

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                      Commission File Number 001-05674

      Date of Report (date of earliest event reported): APRIL 19, 2002
                                                        MAY 17, 2002

                            ANGELICA CORPORATION
           (Exact name of registrant as specified in its charter)


                MISSOURI                               43-0905260
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                          63017-3406
(Address of principal executive offices)               (Zip Code)

                               (314) 854-3800
            (Registrant's telephone number, including area code)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (b)      Pro Forma Financial Information.
                           -------------------------------

                  This Amendment No. 1 to Angelica Corporation's Current Reports on Form 8-K, filed May 2, 2002 and May 31, 2002, relates to Angelica Corporation's sale to Cintas Corporation and Medline Industries, Inc. of certain of Angelica Corporation's assets relating to its Manufacturing and Marketing segment. The purpose of this Amendment No. 1 is to provide a narrative description of the pro forma financial effects of the sale transactions.

                  The sale of certain assets relating to the non-healthcare portion of the Manufacturing and Marketing segment to Cintas Corporation closed on April 19, 2002 for $21,824,000 in cash. These proceeds are reflected in the consolidated balance sheet as of April 27, 2002 filed in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended April 27, 2002. An additional cash payment of $659,000 was made by Cintas on May 16, 2002 for adjustments to the closing amounts. Certain additional payments are expected to be received from Cintas in the future as additional consideration for the sale.

                  The sale of certain assets of the healthcare business of the Manufacturing and Marketing segment to Medline Industries, Inc. closed on May 17, 2002. The cash paid by Medline at closing totaled $16,883,000. On May 30, 2002, the sale of the Alamo, Tennessee distribution facility to Medline was completed with the receipt by the Company of proceeds totaling $1,285,000.

                  As described in Note 7 of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended April 27, 2002, on May 30, 2002, the Company repaid $54,375,000 of outstanding debt using proceeds from the sales to Cintas and Medline and $22,500,000 of borrowings from a new three-year $70,000,000 variable-rate revolving credit facility. The Company was required to pay a prepayment penalty of $6,684,000 to extinguish the debt prior to maturity.

                  The Manufacturing and Marketing segment was accounted for as a discontinued operation in accordance with Accounting Principles Board Opinion No. 30. Accordingly, its operating results, net assets and loss on disposal (including writedown of assets to their estimated net realizable value) were segregated from continuing operations in the Company's consolidated financial statements and related notes for all periods presented in the Company's Annual Report on Form 10-K/A for the fiscal year ended January 26, 2002 and Quarterly Report on Form 10-Q for the fiscal quarter ended April 27, 2002. Because these consolidated financial statements and related notes present separately the operating results, financial condition and cash flows of the Company's continuing operations, presentation of full pro forma financial statements pursuant to Item 7(b) of Form 8-K is not required.

                  A.       Pro Forma Adjustments to Consolidated Statements
                           ------------------------------------------------
                           of Income
                           ---------

                  The following pro forma adjustments to the Company's consolidated statements of income from continuing operations for the fiscal year ended January 26, 2002 and first quarter ended April 27, 2002 would have been required assuming the Company's debt refinancing which occurred on May 30, 2002 instead occurred as of the first day of the fiscal year ended January 26, 2002:

                  1. Pro forma interest expense for the fiscal year ended January 26, 2002 was $1,280,000 (assuming an average annual interest rate of 5.0 percent on the $22,500,000 of new indebtedness) versus actual interest expense of $7,390,000, a decrease of $6,110,000 ($3,972,000 net of tax). Pro forma income from continuing operations before


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                  extraordinary loss on early extinguishment of debt was
                  $5,601,000 compared with $1,629,000 originally reported. Earnings per share from continuing operations before extraordinary items on a pro forma basis were $.65, an increase of $.46 from reported per share earnings of $.19.

                  2. Assuming an average annual interest rate of 4.0 percent on the $22,500,000 of new indebtedness, pro forma interest expense for the first quarter ended April 27, 2002 was $252,000, a reduction of $1,291,000 ($839,000 net of tax).
                  Pro forma income from continuing operations before extraordinary loss on early extinguishment of debt was $3,132,000 compared to $2,293,000 originally reported, and pro forma earnings per share from continuing operations before extraordinary items increased to $.36 from the reported $.27 per share ($.26 fully diluted).

                  B.       Pro Forma Adjustments to Consolidated Balance Sheet
                           ---------------------------------------------------

                  The following pro forma adjustments to the Company's consolidated balance sheet as of April 27, 2002 would have been required assuming the transactions described above were consummated on April 27, 2002, the last day of the most recent fiscal quarter:

                  1. To reflect the debt refinancing, pro forma current maturities of long-term debt was reduced by $36,875,000, including $5,000,000 of sinking fund payments made May 1, 2002, to $227,000. As explained in Note 7 of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended April 27, 2002, the Company's consolidated balance sheet as of April 27, 2002 reflected the reclassification of the new debt amount of $22,500,000 from current maturities of long-term debt to long-term debt. Pro forma accrued expenses decreased to $38,075,000, reflecting the pro forma reductions in accrued interest of $1,864,000 and income taxes payable of $1,887,000.

                  2. Pro forma cash and short-term investments as of April 27, 2002 was affected by the debt refinancing and sale of assets of the discontinued Manufacturing and Marketing segment as follows:

                      Balance originally reported                  $37,733,000
                      Cintas post-closing adjustment                   659,000
                      Medline closing                               16,883,000
                      Proceeds from sale of Alamo facility           1,285,000
                      Sinking fund payments                         (5,000,000)
                      Extinguishment of outstanding debt           (54,375,000)
                      Prepayment penalty                            (6,684,000)
                      Proceeds from issuance of new debt            22,500,000
                      Interest paid                                   (573,000)
                                                                   -----------
                      Pro forma balance as of April 27, 2002       $12,428,000

                  There are no other material pro forma adjustments required to the Company's consolidated statements of income from continuing operations for the fiscal year ended January 26, 2002 and first quarter ended April 27, 2002, or the Company's consolidated balance sheet as of April 27, 2002, in connection with the transactions described in this amendment.

                  (c)      Exhibits. See Exhibit Index on page 4.
                           --------


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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2002

                                 ANGELICA CORPORATION



                                 By: /s/ T. M. Armstrong
                                    ------------------------------------------
                                    T. M. Armstrong
                                    Senior Vice President-Finance and
                                    Administration and Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

2.1 Asset Purchase Agreement, dated April 10, 2002, by and among Angelica Corporation, Angelica International, Ltd. and Cintas Corporation, filed as Exhibit 2.1 to the Company's Form 8-K dated April 19, 2002, is incorporated herein by this reference.

2.2 First Amendment to Asset Purchase Agreement, dated April 10, 2002, by and among Angelica Corporation, Angelica International, Ltd. and Cintas Corporation, filed as
                  Exhibit 2.2 to the Company's Form 8-K dated April 19,
                  2002, is incorporated herein by this reference.

2.3 Asset Purchase Agreement, dated April 17, 2002, by and among Angelica Corporation and Medline Industries, Inc., filed as Exhibit 2.3 to the Company's Form 8-K dated April 19, 2002, is incorporated herein by this reference.

2.4 Real Estate Purchase Agreement, dated April 17, 2002, by and among Angelica Corporation and Medline Industries, Inc., filed as Exhibit 2.4 to the Company's Form 8-K dated
                  April 19, 2002, is incorporated herein by this reference.


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